SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 7, 2019

Arrayit Corporation

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation or organization)

33-119586	76-0600966
(Commission File Number)	(IRS Employer Identification Number)

927 Thompson Place

Sunnyvale, CA  94085

(Address of principal executive offices)

Rene A. Schena

927 Thompson Place

Sunnyvale, CA  94085

(Name and address of agent for service)

408-744-1711

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.001 per share	ARYC	OTC PINK

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Resignation of Independent Registered Public Accountant

On June 3, 2019, Rosenberg Rich Baker Berman & Company (“RRBB”) ceased services as Arrayit Corporation’s independent registered public accountants. RRBB did not issue any audit reports during the period of engagement with Arrayit Corporation from October 28, 2016 to June 3, 2019.

During the two most recent fiscal years and the subsequent interim period preceding the resignation of RRBB, we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

We provided a copy of the above disclosures to RRBB and requested that RRBB provide a letter addressed to the U.S. Securities and Exchange Commission stating whether or not the firm agrees with the above disclosures.  RRBB agrees with the statements concerning RRBB in this Form 8-K.  RRBB’s resignation letter and 8-K review letter are included as Exhibits A and B.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99-A Resignation Letter dated June 3, 2019 from RRBB to Arrayit Corporation.

Exhibit 99-B 8-K Review Letter dated June 7, 2019 from RRBB to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arrayit Corporation

Date: June 7, 2019	By: /s/ Rene A. Schena
Name: Rene A. Schena Title: Chief Executive Officer